UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 31, 2020

SolarWindow Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-127953	59-3509694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Main St., Suite 6, Vestal, New York 13850
(Address of Principal Executive Offices) (Zip Code)

(800) 213-0689
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2020, the Company and Mr. John Rhee entered into an Executive Services Consulting Agreement (the “ESCA”).

Mr. Rhee is also a member of the Company’s Board of Directors, having been appointed on July 1, 2020. Mr. Rhee has more than 20 years of experience helping businesses in a variety of industries in the areas of strategic financing, mergers and acquisitions and portfolio management. Since 2013, Mr. Rhee has served as Chairman and Managing Director of Stratis Impact a Private Equity firm located in Hong Kong. From 2009 to 2013, Mr. Rhee served the Korean Ministry of Culture as a Senior Adviser and from 2004 to 2010 in various roles including Executive Director for Investment at Softbank. Mr. Rhee holds a J.D from Yale Law School and undergraduate degree from Cornell University.

Pursuant to the ESCA, Mr. Rhee will provide executive consulting services to the Company, and its directly and indirectly owned subsidiaries, in connection with the Company’s efforts to establish an operating presence in the Republic of Korea for active outreach to established commercial businesses for collaborations, partnerships, joint ventures, and other such commercially advantageous engagements in Asia, including the Republic of Korea, in addition to the United States of America and elsewhere. Capitalized terms used in this Item 1.01 and not otherwise defined shall have the meaning ascribed to such terms in the ESCA.

It is expected that Mr. Rhee will provide the Services contemplated by the ESCA primarily from the Company’s newly established offices in the Republic of Korea

Subject to earlier termination (as discussed below) the Initial Term of the ESCA is three years, expiring on August 31, 2023. The Initial Term may be extended annually thereafter provided that neither Party provides the other Party with written notice, at least 30 days prior to the expiration of the Initial Term or Extended Term, as the case may be, of its intention not to further extend the Consulting Term.

Mr. Rhee’s engagement pursuant to the ESCA is an “at-will” engagement. As such it may be terminated by either Party, at any time during the Consulting Term, upon written notice, for any reason or no reason, with or without Cause. It is acknowledged that Mr. Rhee’s engagement is on a part-time basis; however, he has agreed to, devote as much of his time, efforts, professional attention, knowledge, and experience as may be necessary to carry on fully his duties and responsibilities under the ESCA, including, without limitation, his performance of the Services and achievement of the Performance Goals.

The ESCA also contains provisions regarding Mr. Rhee’s obligations, during the Consulting Term and for a specified period thereafter, to (i) protect the Company’s Confidential Information and intellectual property, (ii) refrain from the solicitation of the Company officers, directors or employees, and (iii) refrain from engaging in activities that are competitive to the business being conducted by the Company and its subsidiaries.

In consideration for the Services and other obligations of Mr. Rhee pursuant to the ESCA, Mr. Rhee:

(a)       Shall receive a base monthly fee as follows (the “Base Monthly Fee”) of US$10,000 per month payable on the first day of each calendar month in arrears. The Base Monthly Fee shall be prorated for any portion of the Consulting Term that is not a full calendar month.

(b)       Shall be reimbursed for all pre-approved, legitimate business expenses reasonably incurred by Consultant in carrying out the responsibilities and obligations under the ESCA and promoting the Company’s business will be reimbursed, including mileage and travel expenses in accordance with IRS guidelines. Mr. Rhee shall be reimbursed for all such legitimate business expenses upon submission to the Company of appropriate documentation of such expenses and a description of the purpose of such expenses.

(c)       Has been granted, on August 31, 2020 (the “Grant Date”) a non-statutory stock option (the “Option”) pursuant to the Company’s 2006 Incentive Stock Option Plan to purchase up to 2,500,000 shares (the “Shares”) of the Company’s common stock (the “Stock”) in accordance with and subject to the terms and conditions of the Stock Option Agreement dated August 31, 2020 between Mr. Rhee and the Company (the “SOA”),

The Option shall vest and be exercisable at initial exercise prices, as follows:

Vesting Date	Number of Shares Vesting	Initial Exercise Price
Effective Date	500,000	$3.66
Six Month Anniversary of the Effective Date	800,000	$6.00
One-year Anniversary of the Effective Date	700,000	$8.00
Eighteen Month Anniversary of the Effective Date	500,000	$3.66

The term of the Option commenced on the Grant Date and shall expire, and all rights to purchase the Shares pursuant to the Option shall terminate, on the three-year anniversary date of the Grant Date (the “Option Expiration Date”).

To the extent that all or a portion of the Option has vested, it may be exercised as to such vested amount, in whole or in part and from time to time, during the term, by delivery to the Company of a written or electronic notice, stating the number of whole Shares to be purchased; the Exercise Notice shall be accompanied by payment of the Aggregate Exercise Price of the Shares to be purchased. The term “Aggregate Exercise Price” shall mean the dollar amount obtained by multiplying (i) the Per Share Exercise Price by (ii) the number of Shares being purchased.

Subject to the provisions of the SOA, The Aggregate Exercise Price of the Options shall be paid:

(i)  in cash or by certified check or bank draft payable to the order of the Company;

(ii) to the extent permitted by applicable law, through a broker-assisted cashless exercise by delivering, along with a properly executed exercise notice to the Company, a copy of irrevocable instructions to a broker to deliver promptly to the Company the aggregate exercise price and, if requested by the Participant, the amount of any applicable federal, state, local or foreign withholding taxes required to be withheld by the Company, provided, however, that such exercise may be implemented solely under a program or arrangement established and approved by the Company with a brokerage firm selected by the Company;

(iii) at any time prior to the Company’s listing of any of its securities for trading on a “national stock exchange,” pursuant to “a net issue” or “cashless” exercise;

(iv) by any other method approved by the Board or its Compensation Committee, if any, or

(v) by a combination of the foregoing.

The SOA contains such other provisions as are typically included in such agreements including but not limited to, early termination (in the event of the termination of the ESCA for Cause or Poor Performance), vesting acceleration (in the event of a change of control or otherwise in the discretion of the Company’s Board of Directors) and option forfeiture provisions (in the event of the termination of the ESCA for Cause or, with respect to unvested Options, for Poor Performance).

THE FOREGOING DESCRIPTIONS, OF THE OF EACH OF THE ESCA AND THE SOA, DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF EACH OF THE ESCA AND THE SOA, COPIES OF WHICH ARE FILED, RESPECTIVELY, AS EXHIBITS 10.1 AND 10.2  TO THIS CURRENT REPORT ON FORM 8-K, AND EACH SUCH EXHIBIT IS INCORPORATED HEREIN BY REFERENCE.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to the disclosures in Item 1.01 above, which are incorporated in their entirety, by reference, into this Item 3.02.

Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Please refer to the disclosures in Item 1.01 above, which are incorporated in their entirety, by reference, into this Item 5.02.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

No.	Description

10.1	Executive Services Consulting Agreement dated as of August 31, 2020, between SolarWindow Technologies, Inc., and John Rhee, an individual.
10.2	Non-statutory Stock Option Agreement dated as of August 31, 2020 between SolarWindow Technologies, Inc., and John Rhee, an individual.

CERTAIN INFORMATION IN THIS EXHIBIT MARKED [****] HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarWindow Technologies, Inc.

Date: September 4, 2020	By:	/s/ Jatinder S. Bhogal
Jatinder S. Bhogal
President and Chief Executive Officer